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                                                                    EXHIBIT 10.2


                         REGISTRATION RIGHTS AGREEMENT


                                                                 October 7, 1999


To the several persons named
at the end hereof (each a
"Seller" and collectively,
the "Sellers")


Dear Sirs:

         In connection with the issuance to you of shares of common stock, $.01 par value ("Common Stock"), of United Therapeutics Corporation, a Delaware corporation ("the Company"), pursuant to the Agreement and Plan of Merger dated as of October 7, 1999 among the Company, SynQuest Acquisition, Inc., an Illinois corporation and wholly owned subsidiary of the Company, SynQuest, Inc., an Illinois Corporation ("SynQuest") and the stockholders of SynQuest (the "Stockholders") named therein (the "Merger Agreement"), the Company hereby covenants and agrees with each of you, and with each subsequent holder of Restricted Stock (as such term is defined herein), as follows:

         1. Certain Definitions. As used herein, the following terms shall have the following respective meanings:

                 "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                 "Common Shares" shall mean the 101,251 shares of Common Stock issued and sold to Sellers pursuant to the Purchase Agreement.

                 "Common Stock" shall mean the Common Stock issued to the Stockholders pursuant to the Merger Agreement.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
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                 "Public Sale" shall mean any sale of Common Stock to the
public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Ruth 144 (or any successor or similar rule) adopted under the Securities Act.

                 "Registration Expenses" shall mean the expenses so described in Section 6 hereof.

                 "Restricted Stock" shall mean, subject to the provisions of
Section 8 hereof, (i) the Common Shares and (ii) any securities issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Common Shares, the certificates for which are required by the provisions of this Agreement and applicable law to bear the legend set forth in the Section.

                 "Securities Act" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean the expenses so described in
Section 6 hereof.

         2.  Restrictive Legend and Lock-Up Agreement.

                 a. Restrictive Legend. Each certificate representing the Common Shares and, other than in a Public Sale or as otherwise provided in
Section 3 hereof, each certificate issued upon exchange or transfer of any Common Shares, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANYSTATE SECURITIES LAWS. NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE, NOR ANY INTEREST THEREIN, MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND THE LAWS RELATING THERETO OR (II) THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL,REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE ISSUER, STATING THAT SUCH REGISTRATION IS NOT REQUIRED."





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                 b.       Lock-Up Agreement.  Simultaneously with the execution
of this Agreement, each seller shall execute the lock-up agreement attached to this Agreement as required by the Company's underwriters as a condition to the Company's initial public offering

         3. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Section 4 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of such Restricted Stock may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; provided, however, that in the case of any Buyer that is a partnership, no such opinion or other documentation shall be required if such notice shall cover a transfer by such partnership to its partners and provided, further, however, that the shares so transferred shall remain subject to this Agreement. Each certificate representing the Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities
Act) and is not made by an affiliate of the Company or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities without registration under the Securities Act.

         The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition by the seller or the sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2 in exchange for the surrender of the existing certificate, which shall be marked canceled by the Company.

         4. Incidental Registration. If the Company at any time proposes to register any of its Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 20 days after receipt of





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any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder in accordance with its written request) of such Restricted Stock. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, the Company shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration, or (ii) such Restricted Stock is to be sold in the open marker without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. In any such underwritten public offering of Common Stock, if, in the opinion of the managing underwriter, the Restricted Stock so requested to be registered would adversely affect the marketing of such Common Stock, the Company shall include in such registration, to the extent of the number which the Company is advised can be sold in such offering,
(x) first, securities proposed by the Company to be sold for its own account,
(y) second, Restricted Stock requested to be included in such registration by the holder or holders thereof and other securities of the Company requested to be included in such registration pursuant to registration rights granted by the Company to the holders of such securities prior to the date hereof, pro rata among the requesting holders of Restricted Stock and such other securities based upon the number of shares of Restricted Stock and such other Securities requested to be registered, and (z) third, other securities of the Company requested to be included in such registration (other than as described in clause (y) above).

         5. Registration Procedures. If and whenever the Company is required by the provisions of Section 4 hereof to use its reasonable best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                 a. prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                 b. prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus





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used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph 5(a) above and as shall comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement for such period;

                 c. furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                 d. use its best efforts to register or qualify the Registered Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter, shall reasonably request, and use its best efforts to list all Restricted Stock covered by such registration statement on any securities exchange on which any other securities exchange on which any other securities of the same class as the Restricted Stock are then listed;

                 e. immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any even as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein now misleading in the light of the circumstances then exiting;

                 f. use its best efforts (if the offering is underwritten) to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein or any information provided by the underwriters or the sellers) and (C) to such other effects as may reasonably be requested by counsel for the underwriters, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that,





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in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or seller may reasonably request; and

                 g. make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

         In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

         In connection with each registration pursuant to Section 4 hereof covering an underwritten public offering, the company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company and such underwriter.





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         6.  Expenses.  All expenses incurred by the Company in complying with
Section 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc. or any successor thereto, transfer taxes, fees or transfer agents and registrars, and costs of insurance, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 4 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Section 4 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

         7. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                 a. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                 b. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors rights generally and to general equitable principles.

         8.  Rule 144 Reporting.  The Company agrees with you as follows:

                 a. The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor act, regulation or rule thereto), at all times from and after the date it is first required to do so.





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                 b.       The Company shall file with the Commission in a
timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act (or any successor act, regulation or rule thereto) at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                 c. The Company shall furnish to such holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after the date it first becomes subject to such reporting requirements), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

         9.  Miscellaneous.

                 a. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 2 hereof.

                 b. This Agreement shall be governed by and construed in accordance with the law of the State of Delaware.

                 c. No change, modification, extension, termination or waiver of this Agreement, or any of the provisions herein contained, shall be valid unless made in writing and signed by duly authorized representatives of the parties

                 d. If any provision of this Agreement is found to be invalid or unenforceable in any jurisdiction, it shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or unenforceability of any of the terms of this Agreement in any other jurisdiction. The parties agree to renegotiate in good faith any term held invalid and be bound by the mutually agreed substitute provision.

                 Please indicate your acceptance of the forgoing by signing and returning the enclosed counterpart of this letter, whereupon this letter (herein





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sometimes called "this Agreement") shall be a binding agreement between the
Company any you.





                            Very truly yours,

                            UNITED THERAPEUTICS CORPORATION



                            By:      /s/ Martine Rothblatt
                                ------------------------------
                                   Martine Rothblatt, CEO



AGREED TO AND ACCEPTED  as of the date first above written:



                            /s/ Robert M. Moriarty
                            ----------------------------------
                            Robert M. Moriarty, Ph.D.




                            /s/ Raju Penmasta
                            ----------------------------------
                            Raju Penmasta, Ph.D.



                            /s/ Liang Guo
                            ----------------------------------
                            Liang Guo, Ph.D.



                            /s/ George W. Davis
                            ----------------------------------
                            George W. Davis, Esq.



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                            /s/ David Moriarty
                            ----------------------------------
                            David Moriarty





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